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                                                                    EXHIBIT 23.5


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
PLATINUM technology International, inc.:

We consent to the use of our reports dated May 28, 1998 included herein and to the reference to our firm under the heading "Experts". Our reports were based in part on the reports of other auditors.


                                                         /s/  KPMG LLP

Chicago, Illinois
February 1, 1999